UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date Of Report (Date Of Earliest Event Reported): November 14, 2006

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                             Gregg Appliances, Inc.
             (Exact name of Registrant as Specified in its Charter)

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                       Commission File Number: 333-126486


                Indiana                                    35-1049508
    (State of Other Jurisdiction Of                     (I.R.S. Employer
    Incorporation or Organization)                     Identification No.)

                              4151 East 96th Street
                             Indianapolis, IN 46240
          (Address of Principal Executive Offices, Including Zip Code)

                                 (317) 848-8710
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition

On November 14, 2006, Gregg Appliances, Inc. issued a press release announcing its second quarter results for fiscal 2007. The press release also reports comparable store sales guidance as for the third quarter of its 2007 fiscal year. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits




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                                  Signature(s)

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized on.

                                          GREGG APPLIANCES, INC.

                                          By:    /s/ Donald J.B. Van der Wiel
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                                                 Donald J.B. Van der Wiel
                                                 Chief Financial Officer

Date: November 14, 2006




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                                  Exhibit Index


     Exhibit No.         Description
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     99.1                Press Release of Gregg Appliances, Inc. dated
                         November 14, 2006.